EXHIBIT 23.1

                          Independent Auditors' Consent

The Board of Directors
Engineering Animation, Inc.

We consent to the use of our reports dated March 24, 2000, incorporated by reference in this Form S-8.

                                                        /s/  KPMG LLP

Minneapolis, Minnesota
August 11, 2000